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                                                                    Exhibit 10.1


                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "AGREEMENT") is made as of this ___ day of ____________, 2005 by and between Emulex Corporation, a Delaware corporation (the "COMPANY") and _____________________ ("INDEMNITEE").

                                    RECITALS

     WHEREAS, the Board of Directors has determined that in order to attract and retain qualified persons as directors and officers of the Company, it is in the best interests of the Company and its stockholders to indemnify such persons for claims and actions against them arising out of their service to and activities on behalf of the Company;

     WHEREAS, the bylaws of the Company provide for indemnification of its officers and directors to the fullest extent permitted by applicable law, and the Company wishes to clarify and enhance the rights and obligations of the Company and Indemnitee with respect to indemnification;

     WHEREAS, the Company has elected to follow the corporate governance practices and procedures of the Delaware General Corporation Law (the "DGCL"), as the same may be amended from time to time;

     WHEREAS, in order to induce and encourage experienced and capable persons such as Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company, and to otherwise promote the desirable end that such persons will resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities and expenses incurred by them in their defense of such litigation will be borne by the Company and that they will receive the maximum protection against such risks and liabilities as may be afforded by applicable law, the Board of Directors of the Company has determined that this Agreement is reasonable, prudent and necessary to promote and ensure the best interests of the Company and its stockholders; and

     WHEREAS, the Company desires to have Indemnitee continue to serve as a director or officer of the Company free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of Indemnitee acting in good faith in the performance of Indemnitee's duties to the Company; and Indemnitee desires to continue to serve the Company.

     NOW, THEREFORE, in consideration of Indemnitee's continued service as a director or officer of the Company, the parties hereto agree as follows:

                                    AGREEMENT

     1. Indemnity of Indemnitee. The Company hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent permitted by the DGCL and the bylaws of the Company, as each may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

          (a) Third party proceedings. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(a) if, by reason of his Corporate Status (as defined in Section 15), he is, or is threatened to be made, a party to or participant in any Proceeding (as defined in Section 15) other than a Proceeding by or in the right of the Company. Pursuant to this Section 1(a), and



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to the extent allowed by applicable law, Indemnitee shall be indemnified against all Expenses (as defined in Section 15), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

          (b) Proceedings by or in the right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(b) if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless, and only to the extent, that the Court of Chancery of the State of Delaware or the court in which such Proceeding shall have been brought or is pending, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such costs, judgments, penalties, fines, liabilities and Expenses as such court shall deem proper.

          (c) Indemnification for expenses of a party who is wholly or partly successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to a Proceeding and is successful, on the merits or otherwise, in any such Proceeding, he shall be indemnified to the maximum extent permitted by applicable law against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

          (d) Additional Indemnity. Notwithstanding any limitation in Section 1(a), (b) or (c), the Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or on behalf of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the Proceeding; provided that, indemnification of Indemnitee shall be made by the Company only as authorized in the specific case upon a determination that the indemnification of Indemnitee is proper under the circumstances because Indemnitee met the applicable standard of conduct. For purposes of this Section 1(d), the meaning of the phrase "to the fullest extent permitted by law" shall include, but not be limited to:

               (i) to the fullest extent permitted by the provisions of the DGCL that authorize or contemplate additional indemnification by agreement (or the corresponding provision of any amendment to or successor or substitute provision of the DGCL); and

               (ii) to the fullest extent authorized or permitted by any amendment to the DGCL or by any successor or substitute rule, law or provision adopted after the date of this Agreement that increase the extent to which a corporation may indemnify it officers and directors.


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     2. Exclusions. Notwithstanding any provision of Section 1 to the contrary, no indemnity shall be paid by the Company:

          (a) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement of the Company or any other company or organization on whose board Indemnitee serves at the request of the Company, except in respect of any indemnity exceeding the payment under such insurance, clause, by-law or agreement;

          (b) with respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          (c) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law;

          (d) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct; or

          (e) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

     3. Contribution. If the indemnification provided in Section 1 is unavailable and may not be paid to Indemnitee for any reason (other than those set forth in Section 2(a)-(d)), then with respect to any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee to the extent allowed by applicable law, in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and by the Indemnitee on the other hand from the transaction from which such Proceeding arose and (ii) the relative fault of the Company on the one hand and of the Indemnitee on the other hand in connection with the events which resulted in such Expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 3 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     4. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

     5. Advancement of Expenses. Notwithstanding any other provision of this Agreement, to the extent allowed by applicable law, the Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee's Corporate Status within thirty
(30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements
(i) shall reasonably evidence the Expenses incurred by Indemnitee, (ii) shall include or be accompanied by such documentation and information as is reasonably


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requested by the Company to determine the nature of the Proceeding and whether
Indemnitee is entitled to the advancement of Expenses and (iii) if requested by the Company because the undertaking in the next sentence is not deemed sufficient for any reason, shall include or be accompanied by a written undertaking, by or on behalf of Indemnitee to reimburse such amounts advanced if it is determined that Indemnitee is not entitled to be indemnified against such Expenses. In this regard, Indemnitee hereby expressly undertakes to repay any Expenses advanced to Indemnitee if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured. Notwithstanding the foregoing the obligation of the Company to advance Expenses pursuant to this Section 5 shall be subject to the condition that, if, when and to the extent that the Company determines that Indemnitee would not be permitted to be indemnified under applicable law or the Company's bylaws, the Company shall be entitled to be reimbursed, within sixty (60) days of such determination, by Indemnitee (who hereby expressly agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Company that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

     6. Procedure for Determination of Entitlement to Indemnification.

          (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Chief Executive Officer of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification; provided that, if the Chief Executive Officer is making such request, then the notice to the Board of Directors shall be given by the Secretary of the Company.

          (b) Upon written request by Indemnitee for indemnification, a determination with respect to Indemnitee's entitlement thereto shall be made by the following person or persons who shall be empowered to make such determination: (i) the Board of Directors by a majority vote of a quorum of Disinterested Directors (as defined in Section 15); (ii) by Independent Counsel (as defined in Section 15) in a written opinion to the Board of Directors (a copy of which shall be delivered to Indemnitee) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, said Disinterested Directors so direct; or (iii) if so directed by said Disinterested Directors, by the stockholders of the Company. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within fifteen (15) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors, or stockholder of the Company shall act reasonably and in good faith in making a determination under this Agreement of the Indemnitee's entitlement to indemnification. Any Expenses incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company to the extent allowed by applicable law (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

          (c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as


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provided in this Section 6(c). The Independent Counsel shall be selected by the
Board of Directors (subject to this Section 6(c)), and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. Indemnitee may, within seven (7) days after receipt of such written notice of selection, deliver to the Company a written objection to such selection; provided, however, such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel," as defined in Section 15 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, (i) an Independent Counsel has not been selected or (ii) an Independent Counsel has been selected, but there is an outstanding written objection regarding the independence of the Independent Counsel selected by the Company, either the Indemnitee or the Company may petition a court of competent jurisdiction for resolution of any objection which shall have been made by Indemnitee to the Company's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 8(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

     7. Presumptions and Effect of Certain Proceedings.

          (a) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6(a) of this Agreement and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b) If the person, persons or entity empowered or selected under
Section 6 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification (i) absent actual and material fraud in the request for indemnification or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 7(b) shall not apply
(i)(A) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 6(b) of this Agreement and (B)(1) if, within fifteen (15) days after receipt by the Company of the request for such determination, the Board of Directors or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy five (75) days after such receipt and such determination is made thereat or (2) a special meeting of stockholders is called within thirty (30) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having


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been so called and such determination is made thereat or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) of this Agreement.

          (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement (with or without court approval), conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

          (d) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise (as defined in Section 15), including financial statements, or on information supplied to Indemnitee by the directors, officers or key employees of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. The provisions of this Section 7(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

     8. Remedies of Indemnitee.

          (a) In the event that (i) payment of contribution or indemnification is not made pursuant to Section 3 or Section 4 of this Agreement, respectively, within fifteen (15) days after receipt by the Company of a written request therefor, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) a determination of entitlement to indemnification shall not have been made pursuant to Section 6(b) of this Agreement within the time frames described in Section 7(b), (iv) a determination is made pursuant to
Section 6 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, or (v) payment of indemnification is not made within fifteen (15) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 or Section 7 of this Agreement, respectively, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 8(a). The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

          (b) In the event that a determination shall have been made pursuant to
Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

          (c) If a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 8, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make


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Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

          (d) In the event that Indemnitee, pursuant to this Section 8, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated. The Company shall indemnify Indemnitee against any and all expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written request therefor) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee to recover under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery, as the case may be.

          (e) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

     9. Non-Exclusivity; Survival of Rights; Insurance; Subrogation.

          (a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the bylaws or certificate of incorporation of the Company, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in applicable law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Company's bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

          (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

          (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.


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          (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     10. Exception to Right of Indemnification. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification under this Agreement with respect to any Proceeding or claim therein brought voluntarily by Indemnitee and not by way of defense, unless (a) the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors or (b) such Proceeding is being brought by Indemnitee to assert his rights under this Agreement.

     11. Notification and Defense of Claim. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaints, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Company:

          (a) The Company will be entitled to participate therein at its own expense;

          (b) Except as otherwise provided in this Section 11(b), to the extent that it may wish, the Company, together with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

          (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold, delay or condition its consent to any proposed settlement.

     12. Duration of Agreement. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an officer or director of the Company (or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 8 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs,


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executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or serving as a director, officer, employee, agent or fiduciary of any other Enterprise at the Company's request.

     13. Security. To the extent requested by Indemnitee and approved by the Board of Directors, the Company may at any time and from time to time provide security to Indemnitee for the Company's obligations hereunder through an irrevocable bank letter of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of Indemnitee.

     14. Enforcement.

          (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as an officer or director of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as an officer or director of the Company.

          (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral written and implied, between the parties hereto with respect to the subject matter hereof.

     15. Definitions. For purposes of this Agreement:

          (a) "CORPORATE STATUS" describes the status of a person who is or was a director, officer, employee or agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other Enterprise which such person is or was serving at the request of the Company.

          (b) "DISINTERESTED DIRECTOR" means a director of the Company who is not and was not a party to the Proceeding with respect to which indemnification is sought by Indemnitee.

          (c) "ENTERPRISE" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.

          (d) "EXPENSES" shall include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily and reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in, or otherwise participating in a Proceeding.

          (e) "INDEPENDENT COUNSEL" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. The term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          (f) "PROCEEDING" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer employee or agent of the Company, by reason of any action taken by him or of any inaction on his part while acting as a director, officer employee, agent or fiduciary of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement; and excluding one initiated by Indemnitee pursuant to Section 8 of this Agreement to enforce his rights under this Agreement.

     16. Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and
(b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     17. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as provided below, or as subsequently modified by written notice

          (a) If to Indemnitee, to:




          (b) If to the Company, to:
                                       Emulex Corporation
                                       3333 Susan Street
                                       Costa Mesa, CA 92626
                                       Attn:  General Counsel

     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Signatures transmitted electronically or by facsimile will be deemed original signatures.

     20. Headings; References; Pronouns. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

     21. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                                EMULEX CORPORATION, A DELAWARE CORPORATION


                                     By:

                                     Name:

                                     Title:



                                INDEMNITEE


                                     Signature:

                                     Print Name: